UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 19, 2021 (July 13, 2021)

WHEELS UP EXPERIENCE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1557048
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 West 26th Street
New York, New York	10001
(Address of principal executive offices)	(Zip Code)
(212) 257-5252
(Registrant’s telephone number, including area code)
Aspirational Consumer Lifestyle Corp.
1 Kim Seng Promenade
#18-07/12 Great World City
Singapore 237994
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	UP	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A common stock at an exercise price of $11.50	UP WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE
Domestication and Merger Transaction
As previously announced, Aspirational Consumer Lifestyle Corp. (“Aspirational” and, after the Domestication as described below, “Wheels Up Experience Inc.” or “Wheels Up”), a Cayman Islands exempted company, previously entered into an Agreement and Plan of Merger, dated as of February 1, 2021, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of May 6, 2021 (the “Merger Agreement”), by and among Aspirational, Wheels Up Partners Holdings LLC, a Delaware limited liability company (“WUP”), KittyHawk Merger Sub LLC, a Delaware limited liability corporation and a direct wholly owned subsidiary of Aspirational (“Merger Sub”), Wheels Up Blocker Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Aspirational (“Blocker Sub”), the Blocker Merger Subs (as defined in the Merger Agreement) and the Blockers (as defined in the Merger Agreement).
On July 13, 2021, as contemplated by the Merger Agreement and described in the section titled “Domestication Proposal” beginning on page 145 of the final prospectus and definitive proxy statement, dated June 23, 2021 (the “proxy statement/prospectus”) and filed with the Securities and Exchange Commission (the “SEC”) on June 23, 2021, Aspirational filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which Aspirational was domesticated and continues as a Delaware corporation, changing its name to “Wheels Up Experience Inc.” (the “Domestication”).
As a result of and upon the effective time of the Domestication, among other things, (1) each of the then issued and outstanding Class A ordinary shares, par value $0.0001 per share, of Aspirational (the “Aspirational Class A ordinary shares”), automatically converted, on a one-for-one basis, into a share of Class A common stock, par value $0.0001 per share, of Wheels Up (the “Wheels Up Class A common stock”); (2) each of the then issued and outstanding Class B ordinary shares, par value $0.0001 per share, of Aspirational (“Aspirational Class B ordinary shares”), automatically converted, on a one-for-one basis, into a share of Wheels Up Class A common stock; (3) each of the then issued and outstanding redeemable warrants of Aspirational (the “Aspirational warrants”) automatically converted into a redeemable warrant to acquire one share of Wheels Up Class A common stock (the “Wheels Up warrants”); and (4) each of the then issued and outstanding units of Aspirational that had not been previously separated into the underlying Aspirational Class A ordinary shares and underlying Aspirational warrants upon the request of the holder thereof (the “Aspirational units”), were cancelled and entitled the holder thereof to one share of Wheels Up Class A common stock and one-third of one Wheels Up warrant. No fractional shares will be issued upon exercise of the Wheels Up warrants.
On July 13, 2021, as contemplated by the Merger Agreement and described in the section titled “BCA Proposal” beginning on page 91 of the proxy statement/prospectus, Wheels Up consummated the merger transactions contemplated by the Merger Agreement, whereby (i) the Blockers simultaneously merged with and into the respective Blocker Merger Subs, with the Blockers surviving each merger as wholly owned subsidiaries of Aspirational (the “First Step Blocker Mergers”), (ii) thereafter, the surviving Blockers simultaneously merged with and into Blocker Sub, with Blocker Sub surviving each merger (the “Second Step Blocker Mergers”), and (iii) thereafter, Merger Sub merged with and into WUP, with WUP surviving the merger, with Aspirational as its managing member (the “Company Merger” and collectively with the First Step Blocker Mergers and the Second Step Blocker Mergers, the “Mergers” and, together with the Domestication, the “Business Combination”).
As a result of and upon the closing of the Mergers (the “Closing”), among other things, (i) all issued and outstanding equity interests of each Blocker (other than any such interests held in treasury or owned by such Blocker) as of immediately prior to the effective time of the First Step Blocker Mergers (the “First Step Blocker Effective Time”) were cancelled and converted into the right to receive in the aggregate (A) a number of shares of Wheels Up Class A common stock that is equal to the Exchange Ratio (as defined in the proxy statement/prospectus) multiplied by the aggregate number of WUP preferred interests held by such Blocker as of immediately prior to the First Step Blocker Effective Time and (B) any Earnout Shares (as defined below) that may be due and issuable pursuant to the Merger Agreement, and (ii) each outstanding WUP common interest and preferred interest

(other than any WUP common interests subject to the WUP awards discussed below and the WUP preferred interests held by Blocker Sub) immediately prior to the First Step Blocker Effective Time was cancelled in exchange for the right to receive (A) a number of shares of Wheels Up Class A common stock that is equal to the Exchange Ratio and (B) any Earnout Shares that may be due and issuable pursuant to the Merger Agreement, which, in the case of all shares described in clauses (i) and (ii), together with the shares of Wheels Up Class A common stock reserved in respect of the awards described immediately below, in the aggregate equal an aggregate merger consideration of $1,885,000,000, in addition to a number of shares of Wheels Up Class A common stock that may be issued post-Closing if WUP Options (as defined below) were to be cash exercised and due to the conversion of any WUP Profits Interests (as defined below) for shares of Wheels Up Class A common stock at a level above the intrinsic value of the profits interests immediately after Closing based on a reference price per share of Wheels Up Class A common stock of $10.00, plus any Earnout Shares.
In addition, as a result of the Closing, (i) each option to purchase WUP common interests (the “WUP Options”) that was outstanding immediately prior to the effective time of the Company Merger was converted into the right to receive (as adjusted, including with respect to the applicable exercise price, based on the Exchange Ratio) an option related to the shares of Wheels Up Class A common stock, (ii) each award of WUP profits interests (the “WUP Profits Interests”) granted under any WUP incentive plan or granted directly in WUP that was outstanding immediately prior to the effective time of the Company Merger was converted into the right to receive (as adjusted based on the Exchange Ratio and to maintain the intrinsic value of such award) an award of profits interests of Wheels Up, which, upon vesting and, for members of senior management, subject to the expiration of the Lock-Up Period (as defined in the Registration Rights Agreement), were exchangeable for shares of Wheels Up Class A common stock, and (iii) each award of WUP restricted interests (the “WUP Restricted Interests”) granted under any WUP incentive plan was converted into the right to receive (as adjusted based on the Exchange Ratio) an award of restricted shares of Wheels Up Class A common stock, with substantially the same vesting and termination-related provisions as such WUP Restricted Interest.
Further, as a result of the Closing, existing WUP equityholders have the right to receive, including profits interests holders and restricted interest holders, but excluding option holders, through the issuance of Wheels Up EO Units (as defined in the Merger Agreement) that upon vesting may become exchangeable for, up to an aggregate of 9,000,000 additional shares of Wheels Up Class A common stock in three equal tranches which are issuable upon the achievement of share price thresholds for Wheels Up Class A common stock of $12.50, $15.00 and $17.50, respectively (such shares, the “Earnout Shares”).
The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and Exhibit 2.2 and is incorporated herein by reference.
PIPE Investment
As previously announced, on February 1, 2021, concurrently with the execution of the Merger Agreement, Aspirational entered into subscription agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”) pursuant to which the PIPE Investors agreed to purchase, in the aggregate, 55,000,000 shares of Wheels Up Class A common stock at $10.00 per share for an aggregate commitment amount of $550,000,000 (the “PIPE Investment”). The PIPE Investment was consummated substantially concurrently with the Closing.
Immediately after giving effect to the Business Combination and the PIPE Investment, there were 245,287,754 shares of Wheels Up Class A common stock and 12,521,494 Wheels Up warrants outstanding. Upon the consummation of the Business Combination, Aspirational’s ordinary shares, warrants and units ceased trading on the New York Stock Exchange (the “NYSE”), and Wheels Up’s Class A common stock and warrants began trading on the NYSE under the symbols “UP” and “UP WS,” respectively. Immediately after giving effect to the Business Combination and the PIPE Investment, (1) Aspirational’s public shareholders owned approximately 6.8% of the outstanding Wheels Up Class A common stock, (2) WUP equityholders (without taking into account any public shares held by WUP equityholders prior to the consummation of the Business Combination or participation in the PIPE Investment) owned approximately 70.8% of the outstanding Wheels Up Class A common stock, (3) Aspirational Consumer Lifestyle Sponsor LLC, Aspirational’s sponsor (the “Sponsor”), and related parties

(including the independent directors of Aspirational) collectively owned approximately 2.4% of the outstanding Wheels Up Class A common stock and (4) the PIPE Investors owned approximately 22.4% of the outstanding Wheels Up Class A common stock. Such percentages exclude the possible future issuance of any Wheels Up Class A common stock as earnout shares, pursuant to any existing equity incentive awards and in connection with the exercise of any Wheels Up warrants.
Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the proxy statement/prospectus and such definitions are incorporated herein by reference.
Item 1.01.    Entry into a Material Definitive Agreement.
Amended and Restated Registration Rights Agreement
On July 13, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Wheels Up, the Sponsor, certain equityholders of WUP, Leo Austin, Neil Jacobs, Frank Newman and the other parties thereto entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the proxy statement/prospectus beginning on page 112 titled “BCA Proposal—Related Agreements—Amended and Restated Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.2 to this Current Report and is incorporated herein by reference.
Seventh Amended and Restated Limited Liability Company Agreement of WUP
On July 13, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, the existing Sixth Amended and Restated Limited Liability Company Agreement of WUP was amended and restated in its entirety to become the Seventh Amended and Restated Limited Liability Company Agreement (the “A&R LLCA”). The material terms of the A&R LLCA are described in the section of the proxy statement/prospectus beginning on page 114 titled “BCA Proposal—Related Agreements—Seventh Amended and Restated Limited Liability Company Agreement of the Surviving Entity.” Such description is qualified in its entirety by the text of the A&R LLCA, which is included as Exhibit 10.4 to this Current Report and is incorporated herein by reference.
Indemnification Agreements
On July 13, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Wheels Up entered, and expects to continue to enter into, indemnification agreements with its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by Wheels Up of certain expenses and costs, if the basis of the indemnitee’s involvement was by reason of the fact that the indemnitee is or was a director, officer, employee or agent of Wheels Up or any of its subsidiaries or was serving at Wheels Up’s request in an official capacity for another entity, to the fullest extent permitted by the laws of the state of Delaware.
The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the full text of the indemnification agreements, a form of which is attached hereto as Exhibit 10.29 and is incorporated herein by reference.
Item 2.01.    Completion of Acquisition or Disposition of Assets.
The information set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On July 12, 2021, the Business Combination was approved by the shareholders of Aspirational at the extraordinary general meeting of shareholders (the “Shareholder Meeting”). The Business Combination was completed on July 13, 2021.

FORM 10 INFORMATION
Cautionary Note Regarding Forward-Looking Statements
This Current Report, or some of the information incorporated herein by reference, contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations, and the benefits of the Business Combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When Wheels Up discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, Wheels Up’s management.
These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Wheels Up’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. These risks and uncertainties include, but are not limited to:
•the ability of Wheels Up to successfully implement its growth strategies;
•the ability of Wheels Up to expand existing products and service offerings or launch new products and service offerings;
•the ability of Wheels Up to achieve or maintain profitability in the future;
•geopolitical events and general economic conditions;
•the ability of Wheels Up to grow complementary products and service offerings;
•the ability of Wheels Up to adequately integrate past and future acquisitions into its business;
•the ability of Wheels Up to respond to decreases in demand for private aviation services and changes in customer preferences;
•the ability of Wheels Up to operate in a competitive market;
•the impact of the COVID-19 pandemic on Wheels Up’s business and financial condition;
•the ability of Wheels Up to retain or attract key employees or other highly qualified personnel;
•the ability of Wheels Up to obtain or maintain adequate insurance coverage;
•the ability of Wheels Up to build and maintain strong brand identity for its products and services and expand its customer base;
•the ability of Wheels Up to respond to a failure in its technology to operate its business;
•the ability of Wheels Up to obtain financing or access capital markets in the future;
•the ability of Wheels Up to respond to regional downturns or severe weather or catastrophic occurrences or other disruptions or events;
•the ability of Wheels Up to respond to losses and adverse publicity stemming from accidents involving its aircraft;
•the ability of Wheels Up to respond to existing or new adverse regulations or interpretations thereof;
•the ability of Wheels Up to successfully defend litigation or investigations;
•the impact of changes in U.S. tax laws;
•the ability of Wheels Up to recognize the anticipated benefits of the Business Combination;
•Wheels Up’s public securities’ potential liquidity and trading; and
•other factors detailed under the section entitled “Risk Factors” beginning on page 42 of the proxy statement/prospectus and incorporated herein by reference.
The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by Wheels Up from time to time with the SEC. There can be no assurance that future developments affecting Wheels Up will be those that Wheels Up has anticipated. Wheels Up undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
Business
The business of Wheels Up is described in the proxy statement/prospectus in the section entitled “Information About WUP” beginning on page 210, which is incorporated herein by reference.
Risk Factors
The risk factors related to the business and operations of Wheels Up and the Business Combination are set forth in the proxy statement/prospectus in the section entitled “Risk Factors” beginning on page 42, which is incorporated herein by reference.
Management’s Discussion and Analysis of Financial Conditions and Results of Operations
Reference is made to the disclosure contained in the proxy statement/prospectus beginning on page 241 in the section entitled “WUP’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated by reference herein.
Quantitative and Qualitative Disclosures about Market Risk
Reference is made to the disclosure contained in the proxy statement/prospectus beginning on page 265 in the section entitled “WUP’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Qualitative and Quantitative Disclosures About Market Risk,” which is incorporated by reference herein.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information regarding the beneficial ownership of Wheels Up Class A common stock immediately following consummation of the Business Combination by:
•each person who is known to be the beneficial owner of more than 5% of Wheels Up Class A common stock;
•each of Wheels Up’s current executive officers and directors; and
•all executive officers and directors of Wheels Up as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership of Wheels Up Class A common stock is based on 245,287,754 Wheels Up Class A common stock issued and outstanding as of July 13, 2021.
Unless otherwise indicated, Wheels Up believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares of Class A Common Stock Beneficially Owned	Percentage of Outstanding Class A Common Stock
5% Stockholders:
Delta Air Lines, Inc.(2)	52,000,995	21.2%
Entities affiliated with Fidelity(3)	17,093,379	7.0%
Entities affiliated with T. Rowe Price(4)	13,633,936	5.6%
Executive Officers and Directors:
Kenneth Dichter(5)	15,461,026	6.3%
Lee Applbaum(6)	305,009	*
Jason Horowitz(7)	1,879,601	*
Eric Jacobs(8)	1,800,929	*
Erik Snell	—	—
Erik Phillips	—	—
Admiral Michael Mullen(9)	90,148	*
Brian Radecki(10)	169,686	*
Chih Cheung(11)	106,313	*
David Adelman(12)	1,153,437	*
Marc Farrell	—	—
Susan Schuman(13)	17,264	*
Timothy Armstrong(14)	1,035,718	*
Ravi Thakran(15)	3,082,339	1.3%
All Wheels Up directors and executive officers as a group (17 individuals)	25,907,156	10.3%
______________
*Indicates less than one percent of the outstanding shares of the class of stock
(1)Unless otherwise noted, the business address of each of those listed in the table is c/o Wheels Up Experience Inc., 601 West 26th Street, New York, NY 10001.
(2)The address of Delta Air Lines, Inc. is Delta Air Lines, Inc., General Offices — Dept. 830, 1030 Delta Boulevard, Atlanta, Georgia 30354.
(3)Includes 6,069,991 shares of Wheels Up Class A common stock held of record by Mag & Co fbo Fidelity Growth Company Commingled Pool, 1,680,277 shares of Wheels Up Class A common stock held of record by Mag & Co fbo Mt. Vernon Street Trust: Fidelity Series Growth Company Fund, 6,071,110 shares of Wheels Up Class A common stock held of record by Powhattan & Co., LLC fbo Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund, 810,464 shares of Wheels Up Class A common stock held of record by Booth & Co fbo Fidelity Securities Fund: Fidelity OTC Portfolio, 1,113,277 shares of Wheels Up Class A common stock held of record by M. Gardiner & Co fbo Fidelity Securities Fund: Fidelity Blue Chip Growth Fund, 38,332 shares of Wheels Up Class A common stock held of record by Mag & Co fbo Fidelity Blue Chip Growth Commingled Pool, 2,337 shares of Wheels Up Class A common stock held of record by Booth & Co fbo Fidelity Securities Fund: Fidelity Flex Large Cap Growth Fund, 961,536 shares of Wheels Up Class A common stock held of record by Mt. Vernon Street Trust: Fidelity Growth Company K6, 122,096 shares of Wheels Up Class A common stock held of record by Booth & Co fbo Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund, 3,064 shares of Wheels Up Class A common stock held of record by THISBE & Co: fbo Fidelity Blue Chip Growth Institutional Trust, 132,086 shares of Wheels Up Class A common stock held of record by WAVECHART + Co fbo Fidelity Securities Fund: Fidelity Series Blue Chip Growth Fund and 88,809 shares of Wheels Up Class A common stock held of record by FLAPPER CO fbo Target Date Blue Chip Growth Commingled Pool. These accounts are managed by direct or indirect subsidiaries of FMR LLC. Abigail P. Johnson is a Director, the Chairman, the Chief Executive Officer and the President of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company, LLC (“FMR Co”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company, LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address of each of the foregoing entities is 245 Summer Street, Boston, MA 02210.
(4)Includes 10,493,182 shares of Wheels Up Class A common stock held of record by T. Rowe Price New Horizons Fund, Inc., 1,086,973 shares of Wheels Up Class A common stock held of record by T. Rowe Price New Horizons Trust, 53,781 shares of Wheels Up Class A common stock held of record by T. Rowe Price U.S. Equities Trust, 18,235 shares of Wheels Up Class A common stock held of record by MassMutual Select Funds — MassMutual Select T. Rowe Price Small and Mid-Cap Blend Fund, 1,457,300 shares of Wheels Up Class A common stock held of record by T. Rowe Price Small-Cap Value Fund, 28,899 shares of Wheels Up Class A common stock held of record by T. Rowe Price U.S. Equities Trust and 495,566 shares of Wheels Up Class A common stock held of record by T. Rowe Price U.S. Small-Cap Value Equity Trust. The address of each of the foregoing entities is c/o T. Rowe Price Associates, Inc., 100 East Pratt Street Baltimore, Maryland 21202.
(5)Includes 14,018,050 shares of Wheels Up Class A common stock (2,365,018 shares of which are restricted shares of Wheels Up Class A common stock) and 1,442,976 shares of Wheels Up Class A common stock representing shares issuable upon the exchange of WUP Profits Interests which will be exchangeable within 60 days of July 13, 2021 for shares of Wheels Up Class A common stock, calculated using a reference price per share of Wheels Up Class A common stock of $10.00, which reference price was utilized for certain calculations made under the Merger Agreement, and disregarding any limits on exchangeability resulting from applicable lock-up restrictions. The actual number of shares of Wheels Up Class A common stock received upon exchange of such WUP Profits Interests will depend on the trading price of Wheels Up Class A common stock at the time of such exchange, and assuming full appreciation, could result in the issuance of 5,224,501 shares of Wheels Up Class A common stock. Mr. Dichter’s reported beneficial ownership does not include shares of Wheels Up Class A common stock or shares of Wheels Up Class A common stock underlying WUP Options held by members of his family as to which Mr. Dichter disclaims beneficial ownership.
(6)Includes 305,009 shares of Wheels Up Class A common stock underlying WUP Options, which may be exercised within 60 days of July 13, 2021 for shares of Wheels Up Class A common stock.
(7)Includes 949,784 shares of Wheels Up Class A common stock (920,784 shares of which are restricted shares of Wheels Up Class A common stock) and 929,817 shares of Wheels Up Class A common stock representing shares issuable upon the exchange of WUP Profits Interests which will be exchangeable within 60 days of July 13, 2021 for shares of Wheels Up Class A common stock, calculated using a reference price per share of Wheels Up Class A common stock of $10.00, which reference price was utilized for certain calculations made under the Merger Agreement, and disregarding any limits on exchangeability resulting from applicable lock-up restrictions. The actual number of shares of Wheels Up Class A common stock received upon exchange of such WUP Profits Interests will depend on the trading price of Wheels Up Class A common stock at the time of such exchange, and assuming full appreciation, could result in the issuance of 2,172,591 shares of Wheels Up Class A common stock.
(8)Includes 1,266,078 restricted shares of Wheels Up Class A common stock and 534,851 shares of Wheels Up Class A common stock representing shares issuable upon the exchange of WUP Profits Interests which will be exchangeable within 60 days of July 13, 2021 for shares of Wheels Up Class A common stock, calculated using a reference price per share of Wheels Up Class A common stock of $10.00, which reference price was utilized for certain calculations made under the Merger Agreement, and disregarding any limits on exchangeability resulting from applicable lock-up restrictions. The actual number of shares of Wheels Up Class A common stock received upon exchange of such WUP Profits Interests will depend on the trading price of Wheels Up Class A common stock at the time of such exchange, and assuming full appreciation, could result in the issuance of 1,804,737 shares of Wheels Up Class A common stock.
(9)Includes (i) 30,965 shares of Wheels Up Class A common stock held by MGM Consulting, LLC, an entity controlled by Admiral Mullen, (ii) 13,144 shares of Wheels Up Class A common stock held directly by Admiral

Mullen representing shares issuable upon the exchange of WUP Profits Interests which will be exchangeable within 60 days of July 13, 2021 for shares of Wheels Up Class A common stock, calculated using a reference price per share of Wheels Up Class A common stock of $10.00, which reference price was utilized for certain calculations made under the Merger Agreement, and disregarding any limits on exchangeability resulting from applicable lock-up restrictions and (iii) 46,039 shares of Wheels Up Class A common stock underlying WUP Options held directly by Admiral Mullen, which may be exercised within 60 days of July 13, 2021 for shares of Wheels Up Class A common stock. The actual number of shares of Wheels Up Class A common stock received upon exchange of such WUP Profits Interests will depend on the trading price of Wheels Up Class A common stock at the time of such exchange, and assuming full appreciation, could result in the issuance of 48,916 shares of Wheels Up Class A common stock. Does not include 5,000 shares of Wheels Up Class A common stock held by The 2019 Michael G. Mullen Irrevocable Trust dated October 24, 2019 (the “Mullen Trust”), of which the spouse of Admiral Mullen is the sole trustee. Admiral Mullen disclaims beneficial ownership of the shares held by the Mullen Trust, as to which Admiral Mullen does not exercise voting or dispositive power.
(10)Includes (i) 86,890 shares of Wheels Up Class A common stock, (ii) 31,002 shares of Wheels Up Class A common stock representing shares issuable upon the exchange of WUP Profits Interests which will be exchangeable within 60 days of July 13, 2021 for shares of Wheels Up Class A common stock, calculated using a reference price per share of Wheels Up Class A common stock of $10.00, which reference price was utilized for certain calculations made under the Merger Agreement, and disregarding any limits on exchangeability resulting from applicable lock-up restrictions and (iii) 51,794 shares of Wheels Up Class A common stock underlying WUP Options, which may be exercised within 60 days of July 13, 2021 for shares of Wheels Up Class A common stock. The actual number of shares of Wheels Up Class A common stock received upon exchange of such WUP Profits Interests will depend on the trading price of Wheels Up Class A common stock at the time of such exchange, and assuming full appreciation, could result in the issuance of 112,220 shares of Wheels Up Class A common stock.
(11)Includes (i) 50,000 shares of Wheels Up Class A common stock held by Infinity Particles Limited, an entity controlled by Mr. Cheung, (i) 33,294 shares of Wheels Up Class A common stock representing shares issuable upon the exchange of WUP Profits Interests held directly by Mr. Cheung which will be exchangeable within 60 days of July 13, 2021 for shares of Wheels Up Class A common stock, calculated using a reference price per share of Wheels Up Class A common stock of $10.00, which reference price was utilized for certain calculations made under the Merger Agreement, and disregarding any limits on exchangeability resulting from applicable lock-up restrictions and (ii) 23,019 shares of Wheels Up Class A common stock underlying WUP Options held directly by Mr. Cheung, which may be exercised within 60 days of July 13, 2021 for shares of Wheels Up Class A common stock. The actual number of shares of Wheels Up Class A common stock received upon exchange of such WUP Profits Interests will depend on the trading price of Wheels Up Class A common stock at the time of such exchange, and assuming full appreciation, could result in the issuance of 106,465 shares of Wheels Up Class A common stock.
(12)Includes (i) 1,071,851 shares of Wheels Up Class A common stock held by Darco Wheels Up LLC, an entity controlled by Mr. Adelman, (ii) 47,057 shares of Wheels Up Class A common stock representing shares issuable upon the exchange of WUP Profits Interests held directly by Mr. Adelman which will be exchangeable within 60 days of July 13, 2021 for shares of Wheels Up Class A common stock, calculated using a reference price per share of Wheels Up Class A common stock of $10.00, which reference price was utilized for certain calculations made under the Merger Agreement, and disregarding any limits on exchangeability resulting from applicable lock-up restrictions and (iii) 34,529 shares of Wheels Up Class A common stock underlying WUP Options held directly by Mr. Adelman, which may be exercised within 60 days of July 13, 2021 for shares of Wheels Up Class A common stock. The actual number of shares of Wheels Up Class A common stock received upon exchange of such WUP Profits Interests will depend on the trading price of Wheels Up Class A common stock at the time of such exchange, and assuming full appreciation, could result in the issuance of 155,382 shares of Wheels Up Class A common stock.
(13)Includes 17,264 shares of Wheels Up Class A common stock underlying WUP Options, which may be exercised within 60 days of July 13, 2021 for shares of Wheels Up Class A common stock.
(14)Includes (i) 1,006,377 shares of Wheels Up Class A common stock held by Polar Capital Group, LLC, an entity controlled by Mr. Armstrong, (ii) 6,322 shares of Wheels Up Class A common stock representing shares issuable upon the exchange of WUP Profits Interests held directly by Mr. Armstrong which will be exchangeable within 60 days of July 13, 2021 for shares of Wheels Up Class A common stock, calculated using a reference price per share of Wheels Up Class A common stock of $10.00, which reference price was utilized for certain calculations made under the Merger Agreement, and disregarding any limits on exchangeability resulting from applicable lock-up restrictions and (iii) 23,019 shares of Wheels Up Class A common stock underlying WUP Options held directly by Mr. Armstrong, which may be exercised within 60 days of July 13, 2021 for shares of Wheels Up Class A common stock. The actual number of shares of Wheels Up Class A common stock received upon exchange of such WUP Profits Interests will depend on the trading price of Wheels Up Class A common stock at the time of such exchange, and assuming full appreciation, could result in the issuance of 25,897 shares of Wheels Up Class A common stock.
(15)Includes (i) 1,746,004 shares of Wheels Up Class A common stock formerly held by the Sponsor and (ii) 1,336,335 shares of Wheels Up Class A common stock underlying the private placement warrants formerly held by the Sponsor.
Directors and Executive Officers
Wheels Up’s directors and executive officers after the consummation of the Business Combination are described in the proxy statement/prospectus in the section entitled “Management of Wheels Up Following the Business Combination” beginning on page 267 and that information is incorporated herein by reference.
In connection with the consummation of the Business Combination, each of Aspirational’s officers and directors tendered their resignations. Each of Kenny Dichter, David Adelman, Timothy Armstrong, Chih Cheung, Marc Farrell, Admiral Michael Mullen, Eric Phillips, Brian Radecki, Susan Schuman, Erik Snell and Ravi Thakran were appointed to the board of directors of Wheels Up (the “Board”) in connection with the Business Combination. Kenny Dichter was appointed Chairman of the Board and David Adelman was appointed lead independent director.
Director Independence
The listing standards of the NYSE require that a majority of the Board be independent. A director is “independent” if the board of directors of a company listed on NYSE affirmatively determines that the director has no material relationship with the company, either directly or as an officer, partner or shareholder of an organization that has a relationship with the company. Based on information provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that each of the directors other than Kenny Dichter, Eric Phillips, Erik Snell and Ravi Thakran qualifies as an independent director, as defined under the listing rules of the NYSE.
Committees of the Board of Directors
Following the Closing, the standing committees of the Board consist of an audit committee, a compensation committee, a nominating and ESG committee and a safety and security committee.
Brian Radecki, Chih Cheung and Marc Farrell serve on the audit committee of the Board. Mr. Radecki is the chair of the audit committee. The Board has determined that each member of the audit committee qualifies as an independent director under the NYSE corporate governance standards and the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, each member of the audit committee is financially literate. The description of the audit committee included in the proxy statement/prospectus in the section entitled “Management of Wheels Up Following the Business Combination—Board Committees—Audit Committee” beginning on page 275 is incorporated herein by reference.
David Adelman, Tim Armstrong and Susan Schuman serve on the compensation committee of the Board. Mr. Adelman is the chair of the compensation committee. The Board has determined that each member of the compensation committee qualifies as an independent director under the NYSE corporate governance standards and at least two members of the compensation committee are considered non-employee directors, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The description of the compensation committee included in the proxy statement/prospectus in the section entitled “Management of Wheels Up Following the Business Combination—Board Committees—Compensation Committee” beginning on page 275 is incorporated herein by reference.

David Adelman, Admiral Michael Mullen and Susan Schuman serve on the nominating and ESG committee of the Board. Admiral Mullen is the chair of the nominating and ESG committee. The Board has determined that each member of the nominating and ESG committee qualifies as an independent director under the NYSE corporate governance standards. The description of the nominating and ESG committee included in the proxy statement/prospectus in the section entitled “Management of Wheels Up Following the Business Combination—Board Committees—Nominating and ESG Committee” beginning on page 275 is incorporated herein by reference.
Admiral Michael Mullen, Eric Phillips and Erik Snell serve on the safety and security committee of the Board. Admiral Mullen is the chair of the safety and security committee. The description of the safety and security committee included in the proxy statement/prospectus in the section entitled “Management of Wheels Up Following the Business Combination—Board Committees—Safety and Security Committee” beginning on page 276 is incorporated herein by reference.
Executive Compensation
Information about executive compensation for Wheels Up is described in the proxy statement/prospectus in the section entitled “WUP Executive and Director Compensation” beginning on page 278, which is incorporated herein by reference.
Director Compensation
Information about director compensation for members of the board of directors of WUP prior to the Business Combination is described in the proxy statement/prospectus in the sections entitled “Management of Wheels Up Following the Business Combination— Compensation Committee Interlocks and Insider Participation” on page 276 and “WUP Executive and Director Compensation—Director Compensation” beginning on page 289, which are both incorporated herein by reference. The board of directors of WUP approved the following non-employee director compensation program for non-employee members of the Board that became effective upon the closing of the Business Combination. This program is intended to provide a total compensation package that enables Wheels Up to attract and retain qualified and experienced individuals to serve as directors and to align the directors’ interests with those of Wheels Up’s stockholders. The Board expects to review director compensation periodically to ensure that director compensation remains competitive such that Wheels Up is able to recruit and retain qualified directors.
Under such non-employee director compensation program, Wheels Up will reward directors in the form of a combination of cash retainer fees, equity incentive awards granted under the Wheels Up Experience Inc. 2021 Long-Term Incentive Plan and flight hours, as set forth below.
Compensation Components for Directors (Annual)

Cash Retainer	$50,000
Equity Retainer	$175,000
Annual Flight Hours	$71,750 (1)
______________
(1)Assumes value of 25 flight hours at $2,870/hour; five additional hours for the Lead Director, and five additional hours for each Committee Chair. Hours will be additive where one individual holds multiple positions.
Additional Cash Compensation Components for the Lead Director and Board Committee Chairs (Annual)

Lead Director	$35,000
Audit Committee Chair	$12,000
Compensation Committee Chair	$10,000
Nominating and Governance Committee Chair	$10,000
Safety and Security Committee Chair	$10,000

In addition, Wheels Up’s policy is to reimburse directors for reasonable and necessary out-of-pocket expenses incurred in attending Board and committee meetings or performing other services in their capacities as directors.
Certain Relationship and Related Transactions
The description of certain relationships and related transactions is included in the proxy statement/prospectus in the section entitled “Certain Relationships and Related Person Transactions” beginning on page 298, which is incorporated herein by reference.
Legal Proceedings
The description of legal proceedings is included in the proxy statement/prospectus in the section entitled “Information about WUP—Legal Proceedings” on page 240, which is incorporated herein by reference.
Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters
Wheels Up Class A common stock and Wheels Up public warrants trade on the NYSE under the symbols “UP” and “UP WS,” respectively, in lieu of the ordinary shares, warrants and units of Aspirational. Wheels Up has not paid any cash dividends on its shares of capital stock to date. It is the present intention of the Board to retain all earnings, if any, for use in Wheels Up’s business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon Wheels Up’s revenue and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of the Board. Further, the ability of Wheels Up to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.
Information respecting Aspirational’s Class A ordinary shares, warrants and units and related stockholder matters are described in the proxy statement/prospectus in the section titled “Market Price and Dividend Information” on page 41 and such information is incorporated herein by reference.
Recent Sales of Unregistered Securities
Information about unregistered sales of Wheels Up’s equity securities is set forth under Item 3.02 of this Current Report, which is incorporated herein by reference.
Description of Registrant’s Securities
A description of the Wheels Up Class A common stock and Wheels Up warrants is included in the proxy statement/prospectus in the section entitled “Description of Wheels Up’s Securities” beginning on page 309, which is incorporated herein by reference
Indemnification of Directors and Officers
The information set forth in the section entitled “Indemnification Agreements” in Item 1.01 of this Current Report is incorporated herein by reference. Further information about the indemnification of Wheels Up’s directors and officers is set forth in the proxy statement/prospectus in the section titled “Description of Wheels Up’s Securities—Limitations on Liability and Indemnification of Officers and Directors” beginning on page 320 and is incorporated herein by reference.
Financial Statements, Supplementary Data and Exhibits
The information set forth under Item 9.01 of this Current Report is incorporated herein by reference.
Item 3.02.    Unregistered Sales of Equity Securities.
The information set forth in the “Introductory Note” above is incorporated herein by reference. The securities issued in connection with the Business Combination and PIPE Investment were not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03.    Material Modification to Rights of Security Holders.
On July 13, 2021, in connection with the consummation of the Business Combination, Wheels Up filed its certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and adopted its by-laws (the “By-Laws”).
Copies of the Certificate of Incorporation and the Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report and are incorporated herein by reference.
Item 4.01.    Changes in Registrant’s Certifying Accountant.
(a) Dismissal of independent registered public accounting firm.
On July 13, 2021, the audit committee of the Board dismissed Marcum LLP (“Marcum”), Aspirational’s independent registered public accounting firm prior to the Business Combination, as Wheels Up’s independent registered public accounting firm following completion of Wheels Up’s review of the quarter ended June 30, 2021, which consists only of the accounts of Aspirational prior to the Business Combination.
The report of Marcum on the financial statements of Aspirational as of December 31, 2020, and for the period from July 7, 2020 (inception) through December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph in such report regarding substantial doubt about Aspirational’s ability to continue as a going concern.
During the period from July 7, 2020 (inception) through December 31, 2020 and the subsequent interim period through July 13, 2021, there were no disagreements between Aspirational and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on Aspirational’s financial statements for such period.
During the period from July 7, 2020 (inception) through December 31, 2020 and the subsequent interim period through July 13, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), other than the material weakness in internal controls identified by management related to the accounting treatment of (i) the redeemable warrants that were included in the units issued by Aspirational in its initial public offering (the “IPO”) and (ii) the redeemable warrants that were issued to the Sponsor in a private placement that closed concurrently with the closing of the IPO, which resulted in the restatement of Aspirational’s financial statements as set forth in Amendment No. 1 to Aspirational’s Form 10-K for the year ended December 31, 2020, as filed with the SEC on May 6, 2021.
Wheels Up has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish Wheels Up with a letter addressed to the SEC stating whether it agrees with the statements made by Wheels Up set forth above. A copy of Marcum’s letter, dated July 19, 2021, is filed as Exhibit 16.1 to this Current Report.
 (b) Disclosures regarding the new independent auditor.
On July 13, 2021, the audit committee of the Board approved the engagement of Grant Thornton LLP (“Grant Thornton”) as Wheels Up’s independent registered public accounting firm to audit Wheels Up’s consolidated financial statements as of and for the year ending December 31, 2021. Grant Thornton served as independent registered public accounting firm of WUP prior to the Business Combination.
During the years ended December 31, 2020 and December 31, 2019 and the subsequent interim periods through July 13, 2021, neither Wheels Up, nor any party on behalf of Wheels Up, consulted with Grant Thornton with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to Wheels Up’s consolidated financial statements, and no written report or oral advice was provided to Wheels Up by Grant Thornton that was an important factor considered by Wheels Up in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
Item 5.01.    Changes in Control of Registrant.
The information set forth above in the “Introductory Note” and Item 2.01 of this Current Report is incorporated herein by reference.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth above in the sections titled “Directors and Executive Officers,” “Director Independence,” “Committees of the Board of Directors” and “Executive Compensation” in Item 2.01 are incorporated herein by reference.
In addition, the Wheels Up Experience Inc. 2021 Long-Term Incentive Plan (the “2021 Plan”) became effective upon the Closing. The material terms of the 2021 Plan are described in the proxy statement/prospectus in the section entitled “Equity Incentive Plan Proposal” beginning on page 165, which is incorporated herein by reference.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth in Item 3.03 of this Current Report is incorporated herein by reference.
Item 5.06.    Change in Shell Company Status.
As a result of the Business Combination, Wheels Up ceased being a shell company (as defined in Rule 12b-2 of the Exchange Act). Reference is made to the disclosure in the proxy statement/prospectus in the sections titled “BCA Proposal” beginning on page 91 and “Domestication Proposal” beginning on page 145, which are incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Current Report is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The unaudited interim condensed consolidated financial statements of WUP as of March 31, 2021 and for the three months ended March 31, 2021 and 2020 are set forth in the proxy statement/prospectus beginning on page F-46 and are incorporated herein by reference. The audited consolidated financial statements of WUP as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018 are set forth in the proxy statement/prospectus beginning on page F-67 and are incorporated herein by reference. The audited financial statements of Delta Private Jets, Inc. as of December 31, 2019 and for the year ended December 31, 2019 are set forth in the proxy statement/prospectus beginning on page F-109 and are incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial information of Aspirational and WUP as of March 31, 2021 and for the year ended December 31, 2020 and the three months ended March 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.
(d) Exhibits.

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of February 1, 2021, by and among the Registrant, Wheels Up Partners Holdings LLC, KittyHawk Merger Sub LLC, Wheels Up Blocker Sub LLC, the Blocker Merger Subs (as defined in therein) and the Blockers (as defined therein) (incorporated by reference to Exhibit 2.1 to Aspirational Consumer Lifestyle Corp.’s Current Report on Form 8-K/A, filed with the SEC on February 2, 2021)..

2.2
Amendment No. 1 to Agreement and Plan of Merger, dated as of May 6, 2021 (incorporated by reference to Exhibit 2.1 to Aspirational Consumer Lifestyle Corp.’s Current Report on Form 8-K, filed with the SEC on May 6, 2021).

3.1	Certificate of Incorporation of Wheels Up Experience Inc.
3.2	By-Laws of Wheels Up Experience Inc.
4.1
Specimen Class A Common Stock Certificate of Wheels Up Experience Inc. (incorporated by reference to Exhibit 4.5 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4/A (Registration No. 333-254304), filed with the SEC on May 6, 2021).

4.2
Warrant Agreement, dated as of September 25, 2020, between Aspirational Consumer Lifestyle Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to Aspirational Consumer Lifestyle Corp.’s Current Report on Form 8-K, filed with the SEC on September 25, 2020).

10.1
Form of PIPE Subscription Agreement, by and between Aspirational Consumer Lifestyle Corp. and the undersigned subscriber party thereto (incorporated by reference to Exhibit 10.1 to Aspirational Consumer Lifestyle Corp.’s Current Report on Form 8-K/A, filed with the SEC on February 2, 2021).

10.2
Amended and Restated Registration Rights Agreement, dated as of July 13, 2021, by and among Wheels Up Experience Inc., Aspirational Consumer Lifestyle Sponsor LLC, the owners of the Blockers and certain equity holders of Wheels Up and certain of their respective affiliates, as applicable, and the other parties thereto.

10.3
Letter Agreement, dated as of February 1, 2021, by and among the Registrant, Wheels Up Partners LLC and Delta Air Lines, Inc. (incorporated by reference to Exhibit 10.17 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4 (Registration No. 333-254304), filed with the SEC on March 15, 2021).

10.4	Seventh Amended and Restated Limited Liability Company Agreement of Wheels Up Partners Holdings LLC.

10.5
Wheels Up Partners Holdings LLC Option Plan, and the form of Option Agreement thereunder (incorporated by reference to Exhibit 10.18 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4 (Registration No. 333-254304), filed with the SEC on March 15, 2021).

10.6
Wheels Up Partners Holdings LLC Equity Incentive Plan I (incorporated by reference to Exhibit 10.19 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4 (Registration No. 333-254304), filed with the SEC on March 15, 2021).

10.7
Wheels Up Partners Holdings LLC Equity Incentive Plan II (incorporated by reference to Exhibit 10.20 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4 (Registration No. 333-254304), filed with the SEC on March 15, 2021).

10.8
Wheels Up Partners Holdings LLC Equity Incentive Plan III (incorporated by reference to Exhibit 10.21 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4 (Registration No. 333-254304), filed with the SEC on March 15, 2021).

10.9
Wheels Up Partners Holdings LLC Equity Incentive Plan IV (incorporated by reference to Exhibit 10.22 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4 (Registration No. 333-254304), filed with the SEC on March 15, 2021).

10.10
Wheels Up Partners Holdings LLC Equity Incentive Plan V (incorporated by reference to Exhibit 10.23 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4 (Registration No. 333-254304), filed with the SEC on March 15, 2021).

10.11
Wheels Up Partners Holdings LLC Equity Incentive Plan VI (incorporated by reference to Exhibit 10.24 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4 (Registration No. 333-254304), filed with the SEC on March 15, 2021).

10.12
Wheels Up Partners Holdings LLC Equity Incentive Plan VII(incorporated by reference to Exhibit 10.25 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4 (Registration No. 333-254304), filed with the SEC on March 15, 2021).

10.13
Wheels Up Partners Holdings LLC Equity Incentive Plan VIII(incorporated by reference to Exhibit 10.26 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4 (Registration No. 333-254304), filed with the SEC on March 15, 2021).

10.14
Form of Profits Interest Award Agreement under Equity Incentive Plans I-VIII (incorporated by reference to Exhibit 10.27 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4 (Registration No. 333-254304), filed with the SEC on March 15, 2021).

10.15
Form of Restricted Interest Award Agreement under Equity Incentive Plans I-VIII (incorporated by reference to Exhibit 10.28 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4 (Registration No. 333-254304), filed with the SEC on March 15, 2021).

10.16	Wheels Up Experience Inc. 2021 Equity Incentive Plan
10.17
Amended and Restated Secured Credit Agreement, dated as of August 27, 2014 (incorporated by reference to Exhibit 10.32 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4/A (Registration No. 333-254304), filed with the SEC on May 6, 2021).

10.18
Omnibus Agreement and Amendment No. 1 to Amended and Restated Secured Credit Agreement, dated as of June 30, 2015 (incorporated by reference to Exhibit 10.33 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4/A (Registration No. 333-254304), filed with the SEC on May 6, 2021).

10.19
Amendment No. 2 to Amended and Restated Secured Credit Agreement, dated as of September 14, 2015 (incorporated by reference to Exhibit 10.34 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4/A (Registration No. 333-254304), filed with the SEC on May 6, 2021).

10.20
Second Omnibus Agreement and Amendment No. 3 to Credit Agreement and Amendment No. 2 to Security Agreement, dated as of April 1, 2016 (incorporated by reference to Exhibit 10.35 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4/A (Registration No. 333-254304), filed with the SEC on May 6, 2021).

10.21
Amendment No. 4 to Credit Agreement, dated as of December 15, 2017 (incorporated by reference to Exhibit 10.36 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4/A (Registration No. 333-254304), filed with the SEC on May 6, 2021).

10.22
Loan Agreement, dated as of May 27, 2016 (incorporated by reference to Exhibit 10.37 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4/A (Registration No. 333-254304), filed with the SEC on May 6, 2021).

10.23
Loan Agreement, dated as of June 30, 2017 (incorporated by reference to Exhibit 10.38 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4/A (Registration No. 333-254304), filed with the SEC on May 6, 2021).

10.24+
Employment Agreement, dated as of April 17, 2020, by and among Kenneth Dichter, Wheels Up Partners LLC and Wheels Up Partners Holdings LLC (incorporated by reference to Exhibit 10.39 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4/A (Registration No. 333-254304), filed with the SEC on May 6, 2021).

10.25+
Employment Agreement, dated as of April 5, 2018, by and among Eric Jacobs, Wheels Up Partners LLC and Wheels Up Partners Holdings LLC (incorporated by reference to Exhibit 10.40 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4/A (Registration No. 333-254304), filed with the SEC on May 6, 2021).

10.26+
Employment Agreement, dated as of April 1, 2018, by and between Jason Horowitz and Wheels Up Partners LLC (incorporated by reference to Exhibit 10.41 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4/A (Registration No. 333-254304), filed with the SEC on May 6, 2021).

10.27+
Employment Agreement, dated as of October 28, 2020, by and between Lee Applbaum and Wheels Up Partners LLC (incorporated by reference to Exhibit 10.42 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4/A (Registration No. 333-254304), filed with the SEC on May 6, 2021).

10.28+	Employment Agreement, dated as of April 27, 2021, by and between Vinayak Hegde and Wheels Up Partners LLC.
10.29+	Employment Agreement, dated as of August 10, 2020, by and between Thomas Bergeson and Wheels Up Partners LLC.
10.30+	Employment Agreement, dated as of December 28, 2020, by and between Laura Heltebran and Wheels Up Partners LLC.
10.31+	Employment Agreement, dated as of December 21, 2020, by and between Francesa Molinari and Wheels Up Partners LLC.
10.32	Form of Indemnification Agreement.
10.33†+
Commercial Cooperation Agreement, dated as of January 17, 2020, by and among Delta Air Lines, Inc., Wheels Up Partners LLC and Wheels Up Partners Holdings LLC (incorporated by reference to Exhibit 10.43 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4/A (Registration No. 333-254304), filed with the SEC on May 6, 2021).

10.34†
Amendment No. 1 to Commercial Cooperation Agreement, dated as of March 15, 2021, by and among Delta Air Lines, Inc., Wheels Up Partners LLC and Wheels Up Partners Holding LLC (incorporated by reference to Exhibit 10.44 to Aspirational Consumer Lifestyle Corp.’s Registration Statement on Form S-4/A (Registration No. 333-254304), filed with the SEC on May 6, 2021).

14.1	Code of Ethics and Business Conduct of Wheels Up Experience Inc.
16.1	Letter from Marcum LLP to the U.S. Securities and Exchange Commission dated July 19, 2021
21.1	List of Subsidiaries
99.1	Unaudited Pro Forma Condensed Combined Financial Information of Wheels Up at March 31, 2021
______________
†    Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item (601)(b)(10) of Regulation S-K.
+    Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: July 19, 2021	By:	/s/ Kenneth Dichter
		Name:	Kenneth Dichter
		Title:	Chief Executive Officer